                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL

                            TO TENDER IN RESPECT OF
                             ITS OFFER TO EXCHANGE

       WARRANTS EXERCISABLE FOR COMMON STOCK OF SEARCH EXPLORATION, INC.
                                      FOR
       WARRANTS EXERCISABLE FOR COMMON STOCK OF HARKEN ENERGY CORPORATION

                           Pursuant to the Statement
                         Dated                  , 1995

  ***************************************************************************
  *                                                                         *
  *  THE EXCHANGE  OFFER WILL EXPIRE AT  5:00 P.M., DALLAS, TEXAS TIME,     *
  *  ON , 1995 (THE "EXPIRATION  DATE"), UNLESS EXTENDED BY  HARKEN.        *
  *  SEARCH WARRANTS  TENDERED PURSUANT TO THE EXCHANGE OFFER MAY  BE       *
  *  WITHDRAWN AT ANY TIME PRIOR  TO THE EXPIRATION  DATE.   THE EXCHANGE   *
  *  OFFER IS CONDITIONED ON THE CONSUMMATION OF THE MERGER PURSUANT TO     *
  *  THE AGREEMENT AND PLAN OF MERGER.                                      *
  *                                                                         *
  ***************************************************************************





             To:  Harken Energy Corporation, Warrant Exchange Agent

By Hand or Overnight Delivery:          By Mail:         Facsimile Transmission:

   Harken Energy Corporation   Harken Energy Corporation      (214) 753-6963
   Attn:  Larry E. Cummings     Attn:  Larry E. Cummings
  5605 N. MacArthur Boulevard      P.O. Drawer 612007      Confirm by Telephone:
           Suite 400              Dallas, Texas 75261
      Irving, Texas 75038                                      (214) 753-6900


                      For Information Regarding Harken or
                          this Letter of Transmittal:

                               Larry E. Cummings
                                Vice President,
                         General Counsel and Secretary

                                (214) 753-6900

         List below the Search Warrants that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the name(s) and address(es) of the registered holder(s), number of shares and exercise price of each Search Warrant on a separate signed schedule and affix the list to this Letter of Transmittal.


- ------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SEARCH WARRANTS TENDERED
- ------------------------------------------------------------------------------------------------------------------------------------
                   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    NUMBER OF             EXERCISE PRICE
                              (PLEASE FILL IN, IF BLANK)                               SHARES
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                               ----------------------     ----------------------

                                                                               ----------------------     ----------------------

                                                                               ----------------------     ----------------------

                                                                               ----------------------     ----------------------

                                                                               ----------------------     ----------------------

- ------------------------------------------------------------------------------------------------------------------------------------


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that he has received and reviewed the
proxy statement/exchange offer/prospectus dated                 , 1995 (the
"Statement") of Harken Energy Corporation, a Delaware corporation ("Harken"), and this Letter of Transmittal, which together constitute Harken's offer to exchange (the "Exchange Offer") outstanding options or warrants to purchase shares of common stock, par value $.05 per share, of Search ("Search Warrants") for non- transferable warrants to purchase that number of shares of common stock, par value $.01 per share, of Harken ("Harken Warrants") as set forth on the Warrant Exchange Schedule attached to the Statement as Appendix D.

         This Letter of Transmittal is to be used by registered holders of Search Warrants (the "Holders," or, singularly, "Holder") only if certificates or agreements representing the Search Warrants are forwarded herewith to the Warrant Exchange Agent pursuant to the procedures set forth in the Statement under "The Warrant Exchange Offer--Procedures for Tendering." IN ORDER TO ENSURE PARTICIPATION IN THE EXCHANGE OFFER, SEARCH WARRANTS MUST BE VALIDLY TENDERED ON OR BEFORE THE EXPIRATION DATE.

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Harken the Search Warrants listed above. Subject to, and effective upon, acceptance of and exchange of the Search Warrants tendered herewith by Harken in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Harken all right, title and interest in and to all Search Warrants being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Warrant Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Search Warrants, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to receive all benefits and otherwise exercise all rights of beneficial ownership of such Search Warrants, all in accordance with the terms of the Exchange Offer.

         Subject to acceptance for exchange of and exchange by Harken for the Search Warrants tendered herewith, the undersigned hereby waives any and all rights with respect to such Search Warrants and releases and discharges Harken from any and all claims he/she may have now, or may have in the future, arising out of, or related to, such Search Warrants.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED IS THE REGISTERED HOLDER OF AND HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE SEARCH WARRANTS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE BY HARKEN, HARKEN WILL ACQUIRE GOOD AND MARKETABLE TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND THE SAME WILL NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED, UPON REQUEST, WILL EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE WARRANT EXCHANGE AGENT OR HARKEN TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT AND TRANSFER OF THE SEARCH WARRANTS TENDERED HEREBY.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned. Except as stated in the Statement, the tender of Search Warrants submitted herewith is irrevocable.

         The Exchange Offer is subject to a number of conditions, including the consummation of the Merger, as described in the Statement. The undersigned recognizes that as a result of such conditions Harken may not be required to accept the Search Warrants tendered hereby. In such event, the tendered Search Warrants not accepted for exchange will be returned to the undersigned at the address shown below the undersigned's signature(s).

         The undersigned understands that valid tender of Search Warrants pursuant to any one of the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Statement and in the instructions hereto will constitute a binding agreement between the undersigned and Harken upon the terms and subject to the conditions of the Exchange Offer, including the tendering Holder's waiver of any existing claims and their consequences in respect of the Search Warrants.

         Please issue the certificates for Harken Warrants and/or return any certificates for Search Warrants not accepted for exchange in the name(s) of the registered Holder(s) appearing under "Description of Search Warrants Tendered." Similarly, please mail the certificates for Harken Warrants and/or return any certificates for Search Warrants not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered Holder(s) appearing above under "Description of Search Warrants Tendered."





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
                                   IMPORTANT
                               HOLDERS SIGN HERE


- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          (Signature(s) of Holder(s))


Dated:                               , 1995
       ------------------------------

       (Must be signed by the registered Holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered Holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

Name(s)
        -----------------------------------   ---------------------------------
                                              (Please Print)
Capacity (full title)
                     ----------------------------------------------------------

Address
        -----------------------------------------------------------------------


- -------------------------------------------------------------------------------
                             (Including Zip Code)
Area Code and
Telephone Number
                 --------------------------------------------------------------

Tax Identification Number or
Social Security Number
                       --------------------------------------------------------
                                  (Complete Substitute Form W-9 hereinbelow)





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
                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. Delivery of Letter of Transmittal and Search Warrants. For the Search Warrants to be effectively tendered pursuant to the Exchange Offer, a properly completed Letter of Transmittal (or facsimile thereof) duly executed by the registered Holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Warrant Exchange Agent at its address set forth herein, and certificates for tendered Search Warrants must be received by the Warrant Exchange Agent at such address prior to the Expiration Date.

         The method of delivery of Search Warrants and other documents to the Warrant Exchange Agent is at the option and risk of the Holder and, the delivery will be deemed made only when actually received by the Warrant Exchange Agent. If such delivery is by mail, it is suggested that the Holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Warrant Exchange Agent on or before the Expiration Date.

         All questions as to the Search Warrants to be accepted and the form, validity, eligibility (including time of receipt) and acceptance for exchange of tendered Search Warrants will be determined by Harken, in its sole discretion, which determination shall be final and binding on all parties. Harken reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may be unlawful. Harken also reserves the absolute right to waive any of the conditions of the Exchange Offer and any defect or irregularity in the tender of any particular Search Warrants. No tender of Search Warrants will be deemed to be properly made until all defects and irregularities have been cured or waived. Neither Harken, the Warrant Exchange Agent nor any other person shall be obligated to give notice of any defects or irregularities in tenders and none of them shall incur any liability for failure to give any such notice. Harken's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with the tenders must be cured within such time as Harken shall determine. Neither Harken, the Warrant Exchange Agent nor any other person shall be under any duty to give notification of any defects or irregularities in such tenders or shall incur any liabilities for failure to give such notification. Tenders of such Search Warrants will not be deemed to have been made until such irregularities have been cured or waived.

         2. Inadequate Space. If the space provided herein is inadequate, the registered name, number of shares and the exercise price of Search Warrants should be listed on a separate signed schedule attached hereto.

         3. Partial Tenders. A Holder may not partially tender a Search Warrant. If a Search Warrant is tendered, all the shares exercisable pursuant to the warrant shall be deemed to have been tendered.

         4. Signatures on Letter of Transmittal, Documents of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Search Warrants tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the agreement(s) or certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Search Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Search Warrants are in different names on several agreements or certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different names on the agreements or certificates.

         If this Letter of Transmittal or any certificates or documents of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Harken of the authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered Holders(s) of the Search Warrants evidenced by certificates listed and submitted herewith, no endorsements of certificates or documents of transfer are required.

         If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Search Warrants evidenced by certificates listed and submitted herewith, the certificate(s) must be accompanied by





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
appropriate documents of transfer, in either case signed exactly as the name(s) of the registered Holder(s) appear(s) on the certificate(s). Signatures on documents of transfer must be guaranteed by a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States (each an "Eligible Institution") (unless signed by an Eligible Institution).

         5. Transfer Taxes. Harken will pay all transfer taxes, if any, payable on the transfer to it of Search Warrants exchanged pursuant to the Exchange Offer. It will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

         6. Request for Information or Additional Copies. Requests for information or additional copies of the Statement or this Letter of Transmittal should be directed to the Warrant Exchange Agent at the addresses or phone numbers set forth on the cover page of this Letter of Transmittal. All deliveries, correspondence and questions sent or presented to the Warrant Exchange Agent relating to the Exchange Offer should be directed to one of the addresses or telephone numbers set forth on the cover page of this Letter of Transmittal.

         7. Waiver of Conditions. Harken expressly reserves the right, in its sole discretion, at any time or from time to time, to waive any condition or otherwise amend the Exchange Offer in any respect.

         8. Federal Income Tax Withholding. Under the federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a Holder or other payee pursuant to the Exchange Offer must be withheld and remitted to the United States Treasury, unless the Holder or other payee provides his correct taxpayer identification number (employer identification number or social security number) to Harken (as payor) and certifies that such number is correct. Therefore, each tendering Holder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt foreign recipient, that Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt foreign status. Such statements can be obtained from the Warrant Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Search Warrants are held in more than one name), contact the Warrant Exchange Agent.

         Harken may be required to withhold federal income tax at a rate of 30% from the proceeds payable pursuant to the Exchange Offer to a foreign Holder or such Holder's agent to the extent such proceeds may be attributable to accrued interest on the Search Warrants purchased pursuant to such Exchange Offer unless a reduced rate of, or exemption from, withholding is applicable as described below. For this purpose, a foreign Holder is any Holder that is not
(i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States; or (iii) an estate or trust, the income of which is subject to United States federal income taxation regardless of its source. A Holder may claim a reduced rate or an exemption from withholding on the grounds that proceeds paid pursuant to the Exchange Offer which are attributable to accrued interest are eligible for a reduced withholding rate or an exemption under a tax treaty, qualify as exempt "portfolio interest" under relevant provisions of the Internal Revenue Code or are exempt because such proceeds are effectively connected with the conduct of a trade or business within the United States by delivering to Harken a properly executed statement claiming such reduced rate or exemption. Such statements can be obtained from the Warrant Exchange Agent. A foreign Holder may be eligible to file for a refund of such tax or a portion of such tax if such Holder is entitled to a reduced rate of withholding and Harken withheld at a higher rate. FOREIGN HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF FOREIGN INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION AND THE REFUND PROCEDURE.

         Withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         9. Mutilated, Lost, Stolen or Destroyed Search Warrants. Any Holder of mutilated, lost, stolen or destroyed Search Warrants should contact the Warrant Exchange Agent at the address indicated above for further instructions.

IMPORTANT: This Letter of Transmittal (or facsimile thereof) together with the Search Warrants and all other required documents must be received by the Warrant Exchange Agent prior to the Expiration Date.





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
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 10)
                    PAYOR'S NAME:  HARKEN ENERGY CORPORATION



- ------------------------------------------------------------------------------------------------------------------------------------
Name as shown on account (if joint account, list first and circle the name of the person or entity whose number you enter below)

- ------------------------------------------------------------------------------------------------------------------------------------
Address (if Holder does not complete, signature below will constitute a certificate that the above address is correct)

- ------------------------------------------------------------------------------------------------------------------------------------
City, State and Zip Code

- ------------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                     Taxpayer Identification No. - For All Accounts
FORM   W-9
                               -----------------------------------------------------------------------------------------------------
                               Enter  your  taxpayer  identification number             Social Security Number
                               on the appropriate line.  For most individuals     OR Employer Identification Number
                               this is their social security number.

                                                                                  ----------------------------------

                                                                                         -------------------
                                                                                  If you do not have a TIN, but are
                                                                                  awaiting one, write "Applied For"
                                                                                  in the space above for the TIN and
                                                                                        sign and date below.
                               -----------------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY,    Note:  If the  account is  in  more  than one  name, contact  Harken  for information
INTERNAL REVENUE SERVICE       regarding which number to give the payor.
- ------------------------------------------------------------------------------------------------------------------------------------
                               CERTIFICATION - Under penalties of perjury, I certify that:
                               (1)  The number shown on  this form is my correct Taxpayer Identification Number  (or
                                    I am waiting for a number to be issued to me);
                               (2)  I am  not subject  to backup  withholding because (a)  I am  exempt from  backup withholding, or  (b) I have not  been notified by  the Internal Revenue  Service
                                    ("IRS") that  I am  subject to backup  withholding as a  result of a  failure to report all interest or  dividends, or (c) the IRS has  notified me that  I am no longer subject to backup withholding; and
                               (3)  All information provided on this form is true, correct and complete.

                                             CERTIFICATION INSTRUCTIONS - You must cross  out item (2) above if  you have  been  notified  by  the  IRS  that  you  are  subject  to  backup withholding  because of  underreporting interest  or dividends  on your tax return.  However, if  after being notified by the IRS that you were subject to backup  withholding you received  another notification  from the IRS  that you are no  longer subject to backup  withholding, do not cross out item (2).
                               -----------------------------------------------------------------------------------------------------
                               SIGNATURE   _________________________________________________DATE   ________________, 199__
                               -----------------------------------------------------------------------------------------------------
PAYOR'S REQUEST FOR TAXPAYER   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER  - I certify under penalty  of
IDENTIFICATION NO.             perjury that a taxpayer identification number  has not been issued to  me, and either
                               (a) I have  mailed or delivered an application  to receive a  taxpayer identification number  to  the  appropriate Internal  Revenue  Service  Center  or  Social  Security
                               Administration Office or (b) I intend to mail or  deliver an application in the  near future.

                               SIGNATURE   _________________________________________________DATE    _______________, 199__
- ------------------------------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.





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